SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C.  20549

                               -----------------------

                                     FORM 8-K

                                  CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of the
                            Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 31, 2007

                         PATRIOT TRANSPORTATION HOLDING, INC.
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Exact name of registrant as specified in its charter)


          FLORIDA                   0-17554            59-2924957

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   (State or other             (Commission File     (I.R.S. Employer
    jurisdiction                Number)            Identification No.)
    of incorporation)


1801 Art Museum Drive
Jacksonville, Florida                                   32207
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(Address of principal executive offices)	     (Zip Code)

Registrant's telephone number, including area code:  (904) 396-5733
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   (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CRF 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                         CURRENT REPORT ON FORM 8-K

                    PATRIOT TRANSPORTATION HOLDING, INC.

                              July 31, 2007


ITEM 1.01.    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

	On July 31, 2007, the Company borrowed $36,000,000 from Prudential Insurance Company of America. The non-recourse mortgage loan fully amortizes on a level term over 20 years and bears interest at 5.74%. The loan is secured by seven developed properties with a net book value of $31,074,000 at June 30, 2007. A portion of the proceeds were used to repay balances outstanding under the Company's Revolver and the remaining proceeds will be used to fund new construction and to purchase land for future development.


                              SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.

				PATRIOT TRANSPORTATION HOLDING, INC.


Date:  August 6, 2007		By:  /s/ Ray M. Van Landingham

        		      --------------------------------------
				Ray M. Van Landingham
				Vice President, Finance and
                                Administration
        		        and Chief Financial Officer



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